S000000699 [Member] Investment Strategy - Clearwater Tax-Exempt Bond Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax‑exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in bonds that generate interest income subject to federal alternative minimum tax for individuals.
The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality.
The Fund primarily invests in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s subadviser. However, the Fund may invest up to 30% of its assets in bonds rated below investment grade (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) and BBB‑ by S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), commonly referred to as “junk” bonds) or determined to be of comparable quality by the applicable subadviser. The Fund may not invest in bonds rated at the time of purchase lower than B3 by Moody’s or B‑ by S&P or Fitch. The Fund may invest in closed‑end funds that invest in the same types of securities in which the Fund may invest directly. The average effective duration for the portfolio is typically approximately three to eight years. Duration is a measure of the sensitivity of the price of a fixed-income security to changes in interest rates and is expressed as a number of years. A longer duration generally means the price is more sensitive to changes in interest rates. For every 1% change in interest rate, the Fund’s net asset value is expected to change inversely by approximately 1% for each year of duration. For example, a 1% increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years to decrease in value by approximately 5% (1% interest rate increase multiplied by the five-year duration). From time to time, the Fund’s subadvisers utilize interest rate futures contracts to hedge interest rate risk associated with the Fund’s portfolio.
Clearwater Management Co., Inc. (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day‑to‑day management to the Fund: MacKay Shields LLC (“MacKay Shields”) and Sit Fixed Income Advisors II, LLC (“Sit”). The allocation among subadvisers will vary over time. Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day‑to‑day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by CMC.
MacKay Shields’ relative-value investment strategy combines a top‑down macro view with bottom‑up credit research driven security selection. The investment process seeks to identify mispricings and opportunities for total return with an emphasis and focus on risk management. Sit selects bonds that offer high tax‑exempt income. In selecting which bonds to buy and sell for the Fund, Sit analyzes the general outlook on the economy and interest rate forecasts, while also evaluating a security’s structure, credit quality, yield, maturity, and liquidity.